UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2006 (March 13, 2006)

                                AZTAR CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                      1-5440                 86-0636534
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(State or other jurisdiction of        (Commission             (IRS Employer
         incorporation)                File Number)         Identification No.)


             2390 Camelback Road, Suite 400
                    Phoenix, Arizona                          85016
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        (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code   (602) 381-4100
                                                   -----------------------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03.        Material Modification to Rights of Security Holders

         In connection with the Agreement and Plan of Merger, dated as of March 13, 2006 (the "Merger Agreement"), which Aztar Corporation, a Delaware corporation (the "Company"), entered into with Pinnacle Entertainment, Inc., a Delaware corporation ("Pinnacle"), and its wholly-owned subsidiary, PNK Development 1, Inc., a Delaware corporation ("Merger Subsidiary"), pursuant to which Merger Subsidiary will merge with and into the Company on the terms and subject to the conditions in the Merger Agreement, and the transactions contemplated thereby, on March 14, 2006, the Company and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.) executed an amendment (the "Amendment") to the Rights Agreement, dated as of December 14, 1999 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as rights agent.

         Capitalized terms used below but not defined herein shall have the meanings assigned thereto in the Rights Agreement. The Amendment provides that
(i) neither Pinnacle nor any of its subsidiaries shall be deemed an Acquiring Person (x) by virtue of their acquisition, or their right to acquire, beneficial ownership of Common Stock of the Company as a result of their execution of the Merger Agreement, (y) the consummation of the Merger, or (z) any other transaction contemplated by the Merger, and (ii) no Distribution Date, Stock Acquisition Date, Section 11(a)(ii) Event, Section 13 Event, and no Triggering Event shall be deemed to have occurred by reason of the execution of the Merger Agreement or the announcement or consummation of the transactions contemplated thereby pursuant to the terms of the Merger Agreement. The Amendment also provides that the Rights Agreement and the Rights established therein will terminate in all respects immediately prior to the Effective Time (as defined in the Merger Agreement).

         The Rights Agreement is filed as Exhibit 1 to the Company's Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on December 15, 1999 and is incorporated herein by reference. The Amendment is attached as Exhibit 4.2 hereto and is incorporated herein by reference. The foregoing description of the Rights Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

          4.1 Rights Agreement, dated as of December 14, 1999, between Aztar Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, filed as Exhibit 1 to Aztar's Corporation's Registration Statement on Form 8-A, filed on December 15, 1999, and incorporated herein by reference.

          4.2 Amendment No. 1, dated as of March 14, 2006, to the Rights Agreement, by and between Aztar Corporation and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AZTAR CORPORATION


                                        By: /s/ Nelson W. Armstrong, Jr.
                                            ------------------------------------
                                            Name:  Nelson W. Armstrong, Jr.
                                            Title: Vice President,
                                                   Administration and Secretary



Date: March 16, 2006

                                  EXHIBIT INDEX

  Exhibit No.           Description
  -----------           -----------

    4.1 Rights Agreement, dated as of December 14, 1999, between Aztar Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, filed as Exhibit 1 to Aztar's Corporation's Registration Statement on Form 8-A, filed on December 15, 1999, and incorporated herein by reference.

    4.2 Amendment No. 1, dated as of March 14, 2006, to the Rights Agreement, by and between Aztar Corporation and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.